Tilson Investment Trust

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TILSON FOCUS FUND

TILSON DIVIDEND FUND

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Supplement to the Statement of Additional Information

June 16, 2008

This Supplement to the Statement of Additional Information dated February 28, 2008 (“SAI”) for the Tilson Focus Fund and the Tilson Dividend Fund (“Funds”), each a series of the Tilson Investment Trust, updates the SAI to revise the disclosure described below. This Supplement to the SAI, together with the SAI and a previous supplement to the SAI dated April 4, 2008, constitute the Funds’ current SAI. For further information, please contact the Funds toll-free at 1-888-4TILSON (1-888-484-5766). You may also obtain additional copies of the Funds’ Prospectus and SAI, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Funds toll-free at the number above.

The SAI is being revised in order to clarify the disclosure regarding the ownership of Centaur Capital Partners, L.P., the investment sub-advisor to the Tilson Dividend Fund. This disclosure is found on page 24 of the SAI under the section entitled “Management and Other Service Providers – Investment Advisor.” The final sentence of the first paragraph of this section, which previously read as follows:

“As of October 31, 2007, the Advisor also owned 2% of the Sub-Advisor.”

is hereby replaced in its entirety with the following:

“The Managing Partner of the Advisor, Whitney R. Tilson, also owns 2% of the Sub-Advisor.”

Investors Should Retain This Supplement for Future Reference